UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8707

Name of Fund:  MuniHoldings Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund, Inc., 800 Scudders Mill Road,
     Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 10/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings
Insured Fund, Inc.


Semi-Annual Report
October 31, 2004



MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, the Fund invests at least 80% of its total assets in municipal bonds that are covered by insurance.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ  08543-9011



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MuniHoldings Insured Fund, Inc.



The Benefits and Risks of Leveraging


MuniHoldings Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was .60%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund was able to outperform its comparable Lipper category average over the past six months, as we continued to focus on preserving net asset value and providing a competitive yield.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields declined sharply during the past six months, while bond prices, which move in the opposite direction, rose.
Somewhat surprisingly, these gains came as the U.S. economy continued to improve.

In June, the Federal Reserve Board (the Fed) raised its short-term interest rate target to 1.25%, its first rate increase in more than four years. In an accompanying statement, however, the Fed made it clear that it planned to pursue a "measured" series of interest rate hikes. The prospect for a moderate sequence of interest rate hikes supported higher bond prices (and lower yields) for the remainder of the six-month period, despite additional Fed interest rate increases in August and September. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, 50 basis points (.50%) lower than six months earlier. The yield on the 10-year U.S. Treasury note was 4.02%, 48 basis points lower.

In the tax-exempt market, yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 31 basis points during the past six months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 33 basis points to 4.60%. Yields on 10-year AAA-rated issues fell 56 basis points to 3.40%.

More than $190 billion in new long-term tax-exempt bonds was issued in the past six months, a decline of nearly 8% compared to the same period a year ago. The declining supply amid favorable demand allowed tax-exempt bond prices to register significant gains in the past six months, performing in line with their taxable counterparts.

We expect new municipal issuance to be manageable for the rest of 2004, which should continue to support the tax-exempt market's favorable technical position. Long-term tax-exempt bond yields have continued to be between 88% and 93% of equivalent Treasury bond yields, above their recent historic average of 85% to 88%. These attractive yield ratios should continue to attract traditional and non-traditional investors to the municipal market, and allow tax-exempt bonds to outperform their taxable counterparts in the coming months.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2004, the Common Stock of MuniHoldings Insured Fund, Inc. had net annualized yields of 6.22% and 6.50%, based on a period-end per share net asset value of $14.55 and a per share market price of $13.92, respectively, and $.456 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.66%, based on a change in per share net asset value from $14.12 to $14.55, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, surpassed its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +6.32% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) Performance over the past six months was supported by our avoidance of the most volatile portions of the yield curve. In particular, we steered away from bonds with maturities of 10 years and shorter and emphasized 20-year and longer bonds. This approach shielded the portfolio from much of the market's volatility while also helping to augment yield.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. In our view, tax-exempt New Jersey bonds provided one such investment opportunity as an increase in supply caused a temporarily weak technical market.

In addition, we began to shift our focus further out on the municipal yield curve - a graphical representation of the yields offered by bonds of similar quality but varying maturities - during the period. As the curve steepened significantly in the 15- to 30-year range, we sought to take advantage of the situation by investing in bonds with slightly longer maturities. In particular, we emphasized bonds with maturities between 23 and 26 years, an area of the curve we thought offered particular value. At the same time, we de-emphasized shorter bonds, which we believed would encounter more challenging performance ahead.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.15% for Series A and 1.17% for Series B. These attractive funding levels, in combination with a positively sloped yield curve, continued to provide a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 41.71% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period end, the portfolio was fully invested and, in anticipation of higher interest rates, defensively positioned. We continue to emphasize a competitive yield and preservation of the portfolio's net asset value. While we have begun to restructure the portfolio with bonds offering slightly longer maturity dates, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Fund to increase its yield-generation potential while helping to insulate it from the volatility expected to accompany a rising interest rate environment.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


November 11, 2004



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Proxy Results

During the six-month period ended October 31, 2004, MuniHoldings
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:


                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
1. To elect the Fund's Directors:    Terry K. Glenn                   11,924,415             790,827
                                     Cynthia A. Montgomery            11,920,975             794,267
                                     Kevin A. Ryan                    11,915,738             799,504
                                     Roscoe S. Suddarth               11,923,177             792,065
                                     Edward D. Zinbarg                11,920,760             794,482


During the six-month period ended October 31, 2004, MuniHoldings
Insured Fund, Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:


                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg            5,341                   18



Quality Profile


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:

                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                           87.7%
AA/Aa                                              4.6
A/A                                                5.5
BBB/Baa                                            1.5
Other*                                             0.7

* Includes portfolio holdings in short-term investments.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
Arkansas--1.2%     NR*       Aaa     $  1,930   University of Arkansas, University Revenue Bonds
                                                (Fayetteville Campus), 5.50% due 12/01/2018 (c)                  $    2,199

California--25.1%  AAA       Aaa        3,500   California Pollution Control Financing Authority, PCR,
                                                Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                                due 12/01/2016 (b)                                                    3,803
                                                California State Department of Water Resources, Power
                                                Supply Revenue Bonds, Series A:
                   AAA       Aaa        4,000       5.375% due 5/01/2017 (d)                                          4,449
                   BBB+      A2         3,400       5.25% due 5/01/2020                                               3,676
                   A         A3         1,300   California State, Various Purpose, GO, 5.50% due 4/01/2028            1,405
                                                Golden State Tobacco Securitization Corporation of California,
                                                Tobacco Settlement Revenue Bonds, Series B:
                   A-        Baa1       2,000       5.50% due 6/01/2018                                               2,077
                   A-        Baa1       5,000       5.75% due 6/01/2022                                               5,283
                   AAA       Aaa        1,600       5.375% due 6/01/2028 (c)                                          1,689
                   AAA       Aaa        5,305   Industry, California, Urban Development Agency, Tax
                                                Allocation Bonds (Civic-Recreational-Industrial Redevelopment
                                                Project No. 1), Series B, 5% due 5/01/2019 (b)                        5,691
                   AAA       Aaa        5,780   Los Angeles, California, Unified School District, GO, Series A,
                                                5% due 1/01/2028 (b)                                                  5,981
                   AAA       Aaa        2,565   Modesto, California, Schools Infrastructure Financing Agency,
                                                Special Tax Bonds, 5.50% due 9/01/2036 (a)                            2,797
                   AA        Aa3        1,750   Sacramento County, California, Sanitation District Financing
                                                Authority Revenue Refunding Bonds, RIB, Series 366, 9.692%
                                                due 12/01/2027 (h)                                                    1,927
                                                San Pablo, California, Joint Powers Financing Authority,
                                                Tax Allocation Revenue Refunding Bonds (b):
                   AAA       Aaa        2,635       5.66%** due 12/01/2024                                              913
                   AAA       Aaa        2,355       5.66%** due 12/01/2025                                              765
                   AAA       Aaa        2,355       5.66%** due 12/01/2026                                              717
                   AAA       Aaa        2,000   University of California Revenue Bonds (Multiple Purpose
                                                Projects), Series Q, 5% due 9/01/2022 (f)                             2,112
                   AAA       Aaa        3,480   West Contra Costa, California, Unified School District,
                                                GO, Series C, 5% due 8/01/2021 (c)                                    3,696

Colorado--6.5%                                  Aurora, Colorado, COP (a):
                   AAA       Aaa        2,440       5.75% due 12/01/2015                                              2,792
                   AAA       Aaa        2,560       5.75% due 12/01/2016                                              2,925
                   AAA       Aaa        2,730       5.75% due 12/01/2017                                              3,112
                   AAA       Aaa        2,890       5.75% due 12/01/2018                                              3,295

Connecticut--8.9%                               Connecticut State HFA Revenue Bonds (Housing Mortgage
                                                Finance Program), AMT, Series D-2:
                   AAA       Aaa        8,000       5.15% due 11/15/2022 (b)                                          8,283
                   AAA       Aaa        3,170       5.30% due 5/15/2033                                               3,195
                   AA        Baa3       4,710   Connecticut State Health and Educational Facilities Authority
                                                Revenue Refunding Bonds (University of Hartford), Series E,
                                                5.50% due 7/01/2022 (e)                                               5,113

Florida--3.4%      AAA       Aaa        3,500   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                                5.25% due 10/01/2021 (c)                                              3,760
                   NR*       Aaa        2,500   Escambia County, Florida, Health Facilities Authority, Health
                                                Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                5.95% due 7/01/2020 (a)                                               2,562

Illinois--16.3%                                 Chicago, Illinois, GO (c):
                   AAA       Aaa        5,000       5.50% due 1/01/2021                                               5,474
                   AAA       Aaa        2,790       Series A, 6% due 1/01/2018                                        3,214
                   AAA       Aaa        2,000       Series A, 6% due 1/01/2019                                        2,304
                   AAA       Aaa        3,175       Series A, 6% due 1/01/2020                                        3,663



Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
Illinois                                        Chicago, Illinois, O'Hare International Airport Revenue
(concluded)                                     Bonds, 3rd Lien, AMT, Series B-2:
                   AAA       Aaa     $  1,800       5.75% due 1/01/2023 (f)                                      $    1,974
                   AAA       Aaa        4,300       6% due 1/01/2029 (d)                                              4,763
                   AAA       Aaa        3,500   Chicago, Illinois, Parking District, GO, Series A, 5.75%
                                                due 1/01/2017 (c)                                                     3,948
                   AAA       Aaa        4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (c)                5,101
                   AAA       Aaa           45   Lake, Cook, Kane, and McHenry Counties, Illinois, Community
                                                United School District, GO, 5.75% due 12/01/2019 (c)                     51

Kentucky--2.6%     AAA       Aaa        4,380   Fayette County, Kentucky, School District Finance Corporation,
                                                School Building Revenue Bonds, 5.50% due 9/01/2019 (b)                4,911

Massachusetts--    AAA       Aaa           65   Massachusetts State, GO, Refunding, Series D, 5.375% due
4.2%                                            8/01/2012 (b)(g)                                                         74
                   AAA       Aaa        2,440   Massachusetts State HFA, Rental Housing Mortgage Revenue
                                                Bonds, AMT, Series C, 5.50% due 7/01/2032 (f)                         2,528
                   AAA       Aaa        5,000   Massachusetts State Special Obligation Dedicated Tax Revenue
                                                Bonds, 5.25% due 1/01/2025 (c)                                        5,360

Michigan--4.7%     AAA       Aaa        2,035   Boyne City, Michigan, Public School District, GO, 5.75% due
                                                5/01/2009 (c)(g)                                                      2,274
                                                Michigan State Strategic Fund, Limited Obligation Revenue
                                                Refunding Bonds, AMT (d):
                   AAA       Aaa        1,200       (Detroit Edison Company Project), Series A, 5.50% due
                                                    6/01/2030                                                         1,268
                   AAA       Aaa        3,500       (Detroit Edison Company Project), Series C, 5.65% due
                                                    9/01/2029                                                         3,700
                   AAA       Aaa        1,500       (Detroit Edison Pollution), Series B, 5.65% due 9/01/2029         1,586

Minnesota--2.4%    NR*       Aaa        4,015   Sauk Rapids, Minnesota, Independent School District Number 47,
                                                GO, Series A, 5.65% due 2/01/2019 (b)                                 4,525

Mississippi--0.7%  BBB-      Ba1        1,250   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                Refunding (System Energy Resources Inc. Project), 5.875%
                                                due 4/01/2022                                                         1,254

Missouri--7.8%     AAA       Aaa        2,000   Cape Girardeau, Missouri, School District Number 063, GO
                                                (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (c)            2,218
                                                Mehlville, Missouri, School District Number R-9, COP (f):
                   AAA       Aaa        1,570       (Missouri Capital Improvement Projects), 5.50% due 9/01/2015      1,786
                   AAA       Aaa        2,610       (Missouri Capital Improvement Projects), 5.50% due 9/01/2018      2,957
                   AAA       Aaa        1,925       Series A, 5.50% due 3/01/2014                                     2,174
                   AAA       Aaa        2,175       Series A, 5.50% due 3/01/2015                                     2,428
                   AAA       Aaa        1,170       Series A, 5.50% due 3/01/2016                                     1,303
                   AAA       Aaa        1,500       Series A, 5.50% due 3/01/2017                                     1,670

Nebraska--2.1%                                  Omaha Convention Hotel Corporation, Nebraska, Convention
                                                Center Revenue Bonds, First Tier, Series A (a):
                   AAA       Aaa        1,585       5.50% due 4/01/2020                                               1,781
                   AAA       Aaa        2,000       5.50% due 4/01/2021                                               2,238

Nevada--2.4%       AAA       Aaa        4,000   Las Vegas, Nevada, New Convention and Visitors Authority
                                                Revenue Bonds, 5.75% due 7/01/2018 (a)                                4,520

New Jersey--9.4%                                New Jersey EDA, Cigarette Tax Revenue Bonds:
                   BBB       Baa2       2,795       5.75% due 6/15/2029                                               2,866
                   AAA       Aa2        3,800       5.75% due 6/15/2034                                               4,109
                   AAA       Aaa        6,700   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
                                                Series A, 5.25% due 7/01/2033 (b)                                     7,117
                   AAA       Aaa        3,000   New Jersey State Transportation Trust Fund Authority,
                                                Transportation System Revenue Refunding Bonds, Series B, 6%
                                                due 12/15/2011 (b)(g)                                                 3,554

New York--27.7%    AAA       Aaa       10,000   Nassau Health Care Corporation, New York, Health System
                                                Revenue Bonds, 5.75% due 8/01/2009 (f)(g)                            11,571
                                                New York City, New York, GO, Refunding:
                   AAA       Aaa        3,090       Series C, 5.875% due 8/01/2006 (b)(g)                             3,350
                   AAA       Aaa        3,160       Series C, 5.875% due 2/01/2016 (b)                                3,418
                   AAA       Aaa        7,500       Series G, 5.75% due 2/01/2006 (f)(g)                              7,955
                   AAA       Aaa        7,085   New York City, New York, GO, Series G, 5.75% due 10/15/2012 (f)       7,799


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
New York           AAA       Aaa     $  3,850   New York City, New York, Sales Tax Asset Receivable
(concluded)                                     Corporation Revenue Bonds, Series A, 5.25% due 10/15/2027 (a)    $    4,137
                   AAA       Aaa        2,645   New York State Dormitory Authority Revenue Bonds
                                                (School Districts Financing Program), Series D, 5.25%
                                                due 10/01/2023 (b)                                                    2,843
                                                Tobacco Settlement Financing Corporation of New York Revenue
                                                Bonds:
                   AAA       Aaa        3,000       Series A-1, 5.25% due 6/01/2022 (a)                               3,229
                   AA-       A3         4,900       Series C-1, 5.50% due 6/01/2017                                   5,363
                   AA-       A3         2,000       Series C-1, 5.50% due 6/01/2021                                   2,187

Ohio--1.2%         AAA       Aaa        2,070   Columbus, Ohio, City School District, School Facilities
                                                Construction and Improvement, GO, 5.25% due 12/01/2028 (f)            2,208

Oregon--0.8%       NR*       Aaa        1,400   Portland, Oregon, Urban Renewal and Redevelopment Tax
                                                Allocation Bonds (Oregon Convention Center), Series A, 5.75%
                                                due 6/15/2015 (a)                                                     1,597

Pennsylvania--     NR*       Aaa        3,900   Pennsylvania State Higher Educational Facilities Authority,
11.5%                                           State System of Higher Education Revenue Bonds, Series O,
                                                5.125% due 6/15/2024 (a)                                              4,110
                   AAA       Aaa        6,045   Philadelphia, Pennsylvania, Airport Revenue Bonds
                                                (Philadelphia Airport System), AMT, Series B, 5.50% due
                                                6/15/2017 (c)                                                         6,464
                   AAA       Aaa        4,930   Philadelphia, Pennsylvania, School District, GO, Series A,
                                                5.25% due 4/01/2015 (b)                                               5,367
                   AAA       Aaa        3,400   Washington County, Pennsylvania, Capital Funding Authority
                                                Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                                due 12/01/2029 (a)                                                    3,561
                   NR*       Aaa        1,885   York County, Pennsylvania, School of Technology Authority,
                                                Lease Revenue Refunding Bonds, 5.50% due 2/15/2022 (c)                2,105

Rhode Island--     NR*       Aaa        5,000   Providence, Rhode Island, Redevelopment Agency Revenue
4.7%                                            Refunding Bonds (Public Safety and Municipal Buildings),
                                                Series A, 5.75% due 4/01/2019 (a)                                     5,663
                   NR*       Aaa        2,870   Rhode Island State Health and Educational Building Corporation
                                                Revenue Bonds (Rhode Island School of Design), Series D, 5.50%
                                                due 8/15/2031 (d)                                                     3,088

Tennessee--3.3%                                 Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                                AMT, Series A (f):
                   AAA       Aaa        3,095       5.25% due 7/01/2022                                               3,242
                   AAA       Aaa        2,845       5.35% due 1/01/2026                                               2,953

Texas--7.9%        NR*       A3         3,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                6% due 1/01/2023                                                      3,095
                   AAA       Aaa        8,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                AMT, Series A, 5.50% due 11/01/2033 (b)                               8,435
                   AAA       Aaa        2,961   Houston, Texas, Community College System, Participation
                                                Interests, COP (Alief Center Project), 5.75% due 8/15/2022 (b)        3,296

Virginia--3.3%     AAA       Aaa        5,950   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                Series J, Sub-Series J-1, 5.20% due 7/01/2019 (b)                     6,179

Washington--4.7%   AAA       Aaa        4,000   Bellevue, Washington, GO, Refunding, 5.50% due 12/01/2039 (b)         4,303
                   AAA       Aaa        2,310   Chelan County, Washington, Public Utility District Number 001,
                                                Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                                5.45% due 7/01/2037 (a)                                               2,405
                   AAA       Aaa        1,810   Snohomish County, Washington, Public Utility District Number 001,
                                                Electric Revenue Bonds, 5.50% due 12/01/2022 (f)                      2,023

West Virginia--    AAA       Aaa        5,000   West Virginia State Housing Development Fund, Housing Finance
2.8%                                            Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021 (b)           5,264

Wisconsin--0.3%    BBB+      NR*          500   Wisconsin State Health and Educational Facilities Authority
                                                Revenue Bonds (Blood Center of Southeastern Wisconsin Project),
                                                5.50% due 6/01/2024                                                     513

Wyoming--0.9%      AA        NR*        1,500   Wyoming Student Loan Corporation, Student Loan Revenue
                                                Refunding Bonds, Series A, 6.20% due 6/01/2024                        1,620

                                                Total Municipal Bonds (Cost--$292,999)--166.8%                      312,253


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                       Shares
                                         Held   Short-Term Securities                                               Value
                                        2,321   Merrill Lynch Institutional Tax-Exempt Fund (i)                  $    2,321

                                                Total Short-Term Securities (Cost--$2,321)--1.2%                      2,321

                   Total Investments (Cost--$295,320***)--168.0%                                                    314,574
                   Other Assets Less Liabilities--3.6%                                                                6,673
                   Preferred Stock, at Redemption Value--(71.6%)                                                  (134,019)
                                                                                                                 ----------
                   Net Assets Applicable to Common Stock--100.0%                                                 $  187,228
                                                                                                                 ==========

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) XL Capital Insured.

(e) Radian Insured.

(f) FSA Insured.

(g) Prerefunded.

(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

(i) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                           Net           Dividend
    Affiliate                            Activity         Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                    2,000            $32


  * Not Rated.

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                    $     295,306
                                                      =============
    Gross unrealized appreciation                     $      19,596
    Gross unrealized depreciation                             (328)
                                                      -------------
    Net unrealized appreciation                       $      19,268
                                                      =============


    Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                     (in Thousands)

                                          Notional       Unrealized
                                           Amount      Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 4.099% interest

    Broker, J.P. Morgan Chase Bank
    Expires January 2025                 $30,000           $ (342)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.68% interest

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires March 2015                   $15,000             (178)
                                                           -------
    Total                                                  $ (520)
                                                           =======

    See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$292,999,074)                 $   312,253,357
           Investments in affiliated securities, at value (identified cost--$2,320,732)                           2,320,732
           Cash                                                                                                      65,222
           Receivables:
               Securities sold                                                            $     6,712,353
               Interest                                                                         4,842,590
               Dividends from affiliates                                                               96        11,555,039
                                                                                          ---------------
           Prepaid expenses                                                                                           1,914
                                                                                                            ---------------
           Total assets                                                                                         326,196,264
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                   519,660
           Payables:
               Securities purchased                                                             4,136,902
               Investment adviser                                                                 151,235
               Dividends to Common Stock shareholders                                             126,466
               Other affiliates                                                                     2,244         4,416,847
                                                                                          ---------------
           Accrued expenses                                                                                          12,452
                                                                                                            ---------------
           Total liabilities                                                                                      4,948,959
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,680 Series A Shares and 2,680 Series B Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                  134,019,269
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   187,228,036
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (12,867,541 shares issued and
           outstanding)                                                                                     $     1,286,754
           Paid-in capital in excess of par                                                                     190,198,389
           Undistributed investment income--net                                           $     3,363,622
           Accumulated realized capital losses--net                                          (26,355,352)
           Unrealized appreciation--net                                                        18,734,623
                                                                                          ---------------
           Total accumulated losses--net                                                                        (4,257,107)
                                                                                                            ---------------
           Total--Equivalent to $14.55 net asset value per share of Common Stock
           (market price--$13.92)                                                                           $   187,228,036
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Six Months Ended October 31, 2004
Investment Income

           Interest                                                                                         $    7,616,738
           Dividends from affiliates                                                                                 31,662
                                                                                                            ---------------
           Total income                                                                                           7,648,400
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       868,251
           Commission fees                                                                        168,760
           Accounting services                                                                     57,362
           Professional fees                                                                       25,286
           Transfer agent fees                                                                     24,879
           Printing and shareholder reports                                                        19,536
           Directors' fees and expenses                                                            16,068
           Listing fees                                                                            10,267
           Custodian fees                                                                           9,797
           Pricing fees                                                                             6,776
           Other                                                                                   19,962
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                       1,226,944
           Waiver and reimbursement of expenses                                                  (92,553)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                          1,134,391
                                                                                                            ---------------
           Investment income--net                                                                                 6,514,009
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 1,381,936
               Forward interest rate swaps--net                                               (2,323,901)         (941,965)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation--net:
               Investments--net                                                                 7,154,654
               Forward interest rate swaps--net                                                 (580,356)         6,574,298
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                5,632,333
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (776,235)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    11,370,107
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            October 31,         April 30,
Increase (Decrease) in Net Assets:                                                              2004               2004
Operations

           Investment income--net                                                         $     6,514,009   $    13,371,943
           Realized gain (loss)--net                                                            (941,965)         4,700,599
           Change in unrealized appreciation/depreciation--net                                  6,574,298      (10,118,251)
           Dividends to Preferred Stock shareholders                                            (776,235)       (1,212,833)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                11,370,107         6,741,458
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                             (5,867,599)      (11,387,774)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                       (5,867,599)      (11,387,774)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                   5,502,508       (4,646,316)
           Beginning of period                                                                181,725,528       186,371,844
                                                                                          ---------------   ---------------
           End of period*                                                                 $   187,228,036   $   181,725,528
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     3,363,622   $     3,493,447
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             October 31,           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    14.12   $    14.48   $    13.78   $    13.29   $    12.29
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                .51+++      1.04+++      1.06+++         1.07         1.14
           Realized and unrealized gain (loss)--net                 .44        (.42)          .62          .44         1.01
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.06)        (.09)        (.13)        (.21)        (.41)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .89          .53         1.55         1.30         1.74
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                            (.46)        (.89)        (.85)        (.81)        (.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.55   $    14.12   $    14.48   $    13.78   $    13.29
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    13.92   $    12.64   $    13.50   $    12.65   $    12.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   6.66%++        4.07%       12.04%       10.28%       15.05%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                     13.98%++       (.07%)       13.79%        4.38%       24.67%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement**     1.25%*        1.24%        1.28%        1.30%        1.15%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                      1.35%*        1.34%        1.38%        1.39%        1.44%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                        7.15%*        7.12%        7.55%        7.75%        8.71%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .85%*         .65%         .91%        1.50%        3.14%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          6.30%*        6.47%        6.64%        6.25%        5.57%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of waiver and reimbursement        .72%*         .72%         .74%         .74%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .78%*         .78%         .80%         .79%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.13%*        4.14%        4.34%        4.41%        4.84%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    October 31,           For the Year Ended April 30,
from information provided in the financial statements.           2004        2004         2003         2002          2001
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders             1.16%*         .90%        1.23%        1.99%        3.94%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                      $  187,228   $  181,726   $  186,372   $  177,286   $  171,007
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $  134,000   $  134,000   $  134,000   $  134,000   $  134,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    27.46%       39.94%       49.59%       49.69%       94.80%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,397   $    2,356   $    2,391   $    2,323   $    2,276
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      144  $       225   $      313   $      502   $      964
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      145   $      228   $      302   $      491   $    1,005
                                                             ==========   ==========   ==========   ==========   ==========

         * Annualized.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

        ++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended October 31, 2004, FAM earned fees of $868,251, of which $87,073 was waived. For the six months ended October 31, 2004, FAM reimbursed the Fund in the amount of $5,480.

For the six months ended October 31, 2004, the Fund reimbursed FAM $3,536 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2004 were $85,552,019 and $92,919,343, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.35% and Series B, 1.50%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $113,034 as commissions.


5. Capital Loss Carryforward:
On April 30, 2004, the Fund had a net capital loss carryforward of $20,483,740 of which $10,899,827 expires in 2008 and $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.076000 per share on November 29, 2004 to shareholders of record on November 12, 2004.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


NYSE Symbol
MUS


MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS INSURED FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund, Inc.


Date: December 13, 2004